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                                                                EXHIBIT 23.2



                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-26369 of Nextel Communications, Inc. on Form S-4 of our report dated March 20, 1997, except for
Note 13, as to which the date is March 27, 1997, appearing in the Annual Report on Form 10-K of Nextel Communications, Inc. for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP



McLean, Virginia
November 12, 1997